Exhibit 10.3C

EXECUTION COPY

CONSENT AND WAIVER TO

CONSTAR INTERNATIONAL INC.’S

CREDIT AGREEMENT

CONSENT AND WAIVER, dated as of March 30, 2009 (this “Consent and Waiver”), by and among Constar International Inc. (the “Borrower”), Citicorp USA, Inc., as agent for the Lenders and Issuers (in such capacity the “Agent”) and as a Lender, the other Lenders party to the Credit Agreement (as defined below) and each of the Guarantors listed on the signature pages hereof.

W I T N E S S E T H:

WHEREAS, on December 30, 2008, each of the Borrower and the Guarantors filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the District of Delaware and the chapter 11 cases of the Borrower and Guarantors are currently being jointly administered by such court (the “Chapter 11 Cases”); and

WHEREAS, the Borrower, the Guarantors, the Agent, the Lenders and the Issuers, among others, are party to that certain Senior Secured Super-Priority Debtor in Possession and Exit Credit Agreement, dated as of December 31, 2008 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in Credit Agreement); and

WHEREAS, the Borrower agreed, pursuant to Section 6.1(c) of the Credit Agreement, to deliver to the Agent, within 90 days of the end of each Fiscal Year, audited Consolidated Financial Statements certified “without qualification as to the scope of the audit or as to the Borrower being a going concern by the Borrower’s Accountants” (the “Specified Covenant”); and

WHEREAS, the Borrower has requested that the Agent and the Requisite Lenders waive the Specified Covenant with respect to the Fiscal Year ended December 31, 2008 to the extent set forth herein; and

WHEREAS, the Lenders party hereto (constituting the Requisite Lenders) and the Agent agree, subject to the limitations and conditions set forth herein, to waive the Specified Covenant with respect to the Fiscal Year ended December 31, 2008 to the extent set forth herein;

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

Section 1. Consent and Waiver

Effective as of the Waiver Effective Date (as defined below), the Lenders and the Agent waive the Specified Covenant with respect to the Fiscal Year ended December 31 2008; provided that the Borrower delivers to the Agent, by March 31, 2009, audited Consolidated

CONSENT AND WAIVER TO CREDIT AGREEMENT

CONSTAR INTERNATIONAL INC.

Financial Statements for the Fiscal Year ended December 31 2008 certified “without qualification as to the scope of the audit or as to the Borrower being a going concern by the Borrower’s Accountants”, other than any qualification arising solely as a result of the pendency of the Chapter 11 Cases.

Section 2. Conditions Precedent to the Effectiveness of this Consent and Waiver

This Consent and Waiver shall become effective when, and only when (the “Waiver Effective Date”) (i) the Agent shall have received this Consent and Waiver, duly executed by the Borrower, the Guarantors, the Agent and the Requisite Lenders and (ii) the Agent shall have received payment of all fees due in respect of this Consent and Waiver.

Section 3. Representations and Warranties

The Borrower hereby certifies that the following statements are true on the date hereof after giving effect to this Consent and Waiver:

(a) Representations and Warranties. Each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Waiver Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as supplemented by this Consent and Waiver (if applicable); and

(b) No Default or Event of Default. After giving effect to the Wavier Effective Date, no Default or Event of Default shall have occurred and be continuing.

Section 4. Covenant

The Borrower agrees to cause Constar International U.K. Limited to amend the Debenture, dated as of December 31, 2008, between Constar International U.K. Limited, as Chargor, and Citibank, N.A., London Branch, as Security Trustee, to replace the definition of “Material Contracts” therein with the following definition:

““Material Contracts” means:

(a) the Sale and Purchase Agreement dated 1 December 2004 between the Chargor and Britvic Soft Drinks Limited in relation to the Britvic Huddersfield plant (closures);

(b) the Sale and Purchase Agreement dated 1 September 2006 between the Chargor and Britvic Soft Drinks Limited in relation to the Britvic Rugby plant (bottles and preforms);

(c) the Supply Agreement dated 11 July 2007 between Coca-Cola Enterprises Limited and the Chargor (preforms);

CONSENT AND WAIVER TO CREDIT AGREEMENT

CONSTAR INTERNATIONAL INC.

(d) the Supply Agreement dated 11 April 2007 between Cott Beverages Limited and the Chargor (preforms and closures);

(e) the Sale and Purchase Agreement dated 6 April 2006 between Coca-Cola Enterprises Belgium and the Chargor (closures); and

(f) the Agreement for Supply dated 1st April 2006 between Constellation Europe Limited and Chargor (preforms).

and any other agreement that the Security Trustee in its good faith judgment deems to be material.”

Section 5. Fees and Expenses

The Borrower agrees to pay the Agent (i) a fee equal to $100,000.00 for the account of the Lenders to be shared by them pro rata in accordance with their respective Revolving Credit Commitments and (ii) in accordance with the terms of Section 13.3 (Costs and Expenses) of the Credit Agreement all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Consent and Waiver and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and all other Loan Documents).

Section 6. Execution in Counterparts

This Consent and Waiver may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Consent and Waiver.

Section 7. Governing Law

This Consent and Waiver shall be governed by and construed in accordance with the law of the State of New York.

Section 8. Section Titles

The section titles contained in this Consent and Waiver are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

CONSENT AND WAIVER TO CREDIT AGREEMENT

CONSTAR INTERNATIONAL INC.

Section 9. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 10. Severability

The fact that any term or provision of this Consent and Waiver is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person

Section 11. Successors

The terms of this Consent and Waiver shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 12. Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS CONSENT AND WAIVER OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Waiver to be executed by their respective officers as of the date first written above.

CONSTAR INTERNATIONAL INC., as Borrower

By:	/s/ Walter Sobon
Name:	Walter Sobon
Title:	Executive Vice President and CFO

[SIGNATURE PAGE TO CONSENT AND WAIVER]

Guarantors:

CONSTAR INTERNATIONAL U.K. LIMITED, as Guarantor

By:	/s/ Walter Sobon
Name:	Walter Sobon
Title:	Attorney in Fact

CONSTAR INC., as Guarantor

By:	/s/ Walter Sobon
Name:	Walter Sobon
Title:	Executive Vice President and CFO

BFF INC., as Guarantor

By:	/s/ Walter Sobon
Name:	Walter Sobon
Title:	Executive Vice President and CFO

DT, INC., as Guarantor

By:	/s/ Walter Sobon
Name:	Walter Sobon
Title:	Executive Vice President and CFO

CONSTAR FOREIGN HOLDINGS, INC., as Guarantor

By:	/s/ Walter Sobon
Name:	Walter Sobon
Title:	Executive Vice President and CFO

[SIGNATURE PAGE TO CONSENT AND WAIVER]

CITICORP USA, INC.,
as Administrative Agent and Lender

By:	/s/ David Jaffe
Name:	David Jaffe
Title:	Director/Vice President

CITICORP NORTH AMERICA, INC.,
as Lender

By:	/s/ David Jaffe
Name:	David Jaffe
Title:	Director/Vice President

WELLS FARGO FOOTHILL, LLC,
as Lender

By:	/s/ Jeff Royston
Name:	Jeff Royston
Title:	Vice President

[SIGNATURE PAGE TO CONSENT AND WAIVER]